Basis of Presentation and Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation and Significant Accounting Policies
Basis of Presentation and Significant Accounting Policies

A. Basis of Presentation

See the Glossary of Defined Terms at the beginning of this 2018 Financial Report for terms used throughout the consolidated financial statements and related notes in this 2018 Financial Report.

The consolidated financial statements include our parent company and all subsidiaries, and are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The decision of whether or not to consolidate an entity requires consideration of majority voting interests, as well as effective economic or other control over the entity. Typically, we do not seek control by means other than voting interests. For subsidiaries operating outside the U.S., the financial information is included as of and for the year ended November 30 for each year presented. Pfizer's fiscal year-end for U.S. subsidiaries is as of and for the year ended December 31 for each year presented. Substantially all unremitted earnings of international subsidiaries are free of legal and contractual restrictions. All significant transactions among our businesses have been eliminated. Beginning on January 1, 2018, only taxes paid on intercompany inventory sales transactions are deferred until recognized upon the sale of the inventory to a third party, reflecting the adoption of a new accounting standard in the first quarter of 2018. Prior to the adoption of this new accounting standard in the first quarter of 2018, taxes paid on intercompany sales transactions were deferred until recognized upon sale of the asset to a third party. See Note 1B for further information.

From the second quarter of our 2016 fiscal year until the end of 2018, we managed our commercial operations through two distinct business segments: Pfizer Innovative Health (IH) and Pfizer Essential Health (EH). For additional information, see Note 18.

Certain amounts in the consolidated financial statements and associated notes may not add due to rounding. All percentages have been calculated using unrounded amounts.

In the first quarter of 2018, as of January 1, 2018, we adopted eleven new accounting standards. See Note 1B for further information.

Our recent significant business development activities include:

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On December 19, 2018, we announced that we entered into a definitive agreement with GSK under which we and GSK have agreed to combine our respective consumer healthcare businesses into a new consumer healthcare joint venture, which will operate globally under the GSK Consumer Healthcare name. Assets and liabilities associated with our Consumer Healthcare business were reclassified as held for sale in the consolidated balance sheet as of December 31, 2018. We expect to complete the transaction during the second half of 2019, subject to customary closing conditions, including GSK shareholder approval and required regulatory approvals.

•
On February 3, 2017, we completed the sale of our global infusion systems net assets, HIS, to ICU Medical, a global device manufacturer, for up to approximately $900 million, composed of cash and contingent cash consideration, ICU Medical common stock (all of which we sold during 2018) and seller financing. HIS includes IV pumps, solutions and devices. The operating results of HIS are included in the consolidated statement of income and EH’s operating results through February 2, 2017 and, therefore, our financial results, and EH’s operating results, for the year ended December 31, 2017 reflect approximately one month of HIS domestic operations and approximately two months of HIS international operations, while our financial results, and EH’s operating results, for the year ended December 31, 2016 reflect 12 months of HIS global operations. Our financial results, and EH’s operating results, for 2018 do not reflect any contribution from HIS global operations.

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On December 22, 2016, which fell in the first fiscal quarter of 2017 for our international operations, we acquired the development and commercialization rights to AstraZeneca’s small molecule anti-infectives business, primarily outside the U.S. for $1,040 million, composed of cash and contingent consideration. Commencing from the acquisition date, our financial statements reflect the assets, liabilities, operating results and cash flows of this business, and, in accordance with our international reporting period, our financial results, EH’s operating results, and cash flows for the year ended December 31, 2017 reflect approximately 11 months of the small molecule anti-infectives business acquired from AstraZeneca.

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On September 28, 2016, we acquired Medivation for $81.50 per share. The total fair value of consideration transferred for Medivation was approximately $14.3 billion in cash ($13.9 billion, net of cash acquired). Commencing from the acquisition date, our financial statements reflect the assets, liabilities, operating results and cash flows of Medivation. In accordance with our domestic and international reporting periods, our consolidated financial statements for the year ended December 31, 2016 reflect approximately three months of Medivation operations.

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On June 24, 2016, we acquired Anacor for $99.25 per share. The total fair value of consideration transferred for Anacor was approximately $4.9 billion in cash ($4.5 billion, net of cash acquired), plus $698 million debt assumed. Commencing from the acquisition date, our financial statements reflect the assets, liabilities, operating results and cash flows of Anacor. In accordance with our domestic and international reporting periods, our consolidated financial statements for the year ended December 31, 2016 reflect approximately six months of Anacor operations.

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On April 6, 2016, we announced that the merger agreement between Pfizer and Allergan entered into on November 22, 2015 was terminated by mutual agreement of the companies. The decision was driven by the actions announced by the U.S. Department of Treasury on April 4, 2016, which the companies concluded qualified as an “Adverse Tax Law Change” under the merger agreement. In connection with the termination of the merger agreement, on April 8, 2016 (which fell into Pfizer’s second fiscal quarter of 2016), Pfizer paid Allergan $150 million (pre-tax) for reimbursement of Allergan’s expenses associated with the terminated transaction (see Note 4). Pfizer and Allergan also released each other from any and all claims in connection with the merger agreement.

For additional information, see Note 2.
B. Adoption of New Accounting Standards in 2018

On January 1, 2018, we adopted eleven new accounting standards. The quantitative impacts on our prior period consolidated financial statements of adopting the following new standards are summarized in the tables within the section titled Impacts to our Consolidated Financial Statements, further below.

Revenues––We adopted a new accounting standard for revenue recognition and changed our revenue recognition policies accordingly. Generally, the previous revenue recognition standards permitted recognition when persuasive evidence of a contract existed, delivery had occurred, and the seller's price to the buyer was fixed or determinable. Under the new standard, revenue is recognized upon transfer of control of the product to our customer in an amount that reflects the consideration we expect to receive in exchange. We adopted the new accounting standard utilizing the modified retrospective method, and, therefore, no adjustments were made to amounts in our prior period financial statements. We recorded the cumulative effect of adopting the standard as an adjustment to increase the opening balance of Retained earnings by $584 million on a pre-tax basis ($450 million after-tax). This amount includes $500 million (pre-tax) related to the timing of recognizing Other (income)/deductions––net primarily for upfront and milestone payments on our collaboration arrangements ($394 million, pre-tax) and, to a lesser extent, product rights and out-licensing arrangements, and $84 million (pre-tax) related to the timing of recognizing Revenues and Cost of sales on certain product shipments. The impact of adoption did not have a material impact to our consolidated statement of income for the year ended December 31, 2018 nor on our consolidated balance sheet as of December 31, 2018. For additional information, see Note 1G and Note 1H.
Financial Assets and Liabilities––The new accounting standard related to the recognition and measurement of financial assets and liabilities makes the following changes to prior guidance and requires:

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certain equity investments to be measured at fair value with changes in fair value now recognized in net income. However, equity investments that do not have readily determinable fair values may be measured at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer;

•	a qualitative assessment of equity investments without readily determinable fair values to identify impairment; and

•	separate presentation of financial assets and financial liabilities by measurement category and form of financial asset on the balance sheet or in the accompanying notes to the financial statements.
We adopted the new accounting standard utilizing the modified retrospective method, and, therefore, no adjustments were made to amounts in our prior period financial statements. We recorded the cumulative effect of adopting the standard as an adjustment to increase the opening balance of Retained earnings by $462 million on a pre-tax basis ($419 million after-tax) related to the net impact of unrealized gains and losses primarily on available-for-sale equity securities, restricted stock and private equity securities. In 2018, we recorded net unrealized gains on equity securities of $477 million, in Other (income)/deductions––net. For additional information, see Note 4 and Note 7.

Presentation of Net Periodic Pension and Postretirement Benefit Cost––We adopted a new accounting standard that requires the net periodic pension and postretirement benefit costs other than the service costs be presented in Other (income)/deductions––net, and that the presentation be applied retrospectively. We adopted the presentation of the net periodic benefit costs other than service costs by reclassifying these costs from Cost of sales, Selling, informational and administrative expenses, Research and development expenses and Restructuring charges and certain acquisition-related costs to Other (income)/deductions––net. We elected to apply the practical expedient as it is impracticable to determine the disaggregation of the cost components for amounts capitalized within Inventories and property, plant and equipment and amortized in each of those periods. We have therefore reclassified the prior period net periodic benefit costs/(credits) disclosed in Note 11 to apply the retrospective presentation for comparative periods.
As of January 1, 2018, only service costs will be included in amounts capitalized in Inventories or property, plant and equipment, while the other components of net periodic benefit costs will be included in Other (income)/deductions––net. For additional information, see Note 4 and Note 11.
Income Tax Accounting––The new guidance removes the prohibition against recognizing current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to a third party, unless the asset transferred is inventory. We adopted the standard utilizing the modified retrospective method, and, therefore, no adjustments were made to amounts in our prior period financial statements. We recorded the cumulative effect of adopting the standard as an adjustment to decrease the opening balance of Retained earnings by $189 million.
Accounting for Hedging Activities––The standard includes the following changes:

•	Permits hedge accounting for risk components in hedging relationships involving nonfinancial risk and interest rate risk;

•	Changes the guidance for designating fair value hedges of interest rate risk and for measuring the change in fair value of the hedged item in fair value hedges of interest rate risk;

•
No longer requires the separate measurement and reporting of hedge ineffectiveness, but requires the income statement presentation of the earnings effect of the hedging instrument with the earnings effect of the hedged item;

•	Permits us to exclude the portion of the change in fair value of a currency swap that is attributable to a cross-currency basis spread from the assessment of hedge effectiveness; and

•	Simplifies hedge effectiveness testing.
We early adopted the new accounting standard on January 1, 2018 on a prospective basis. In 2018, we recorded income of $107 million in Other (income)/deductions––net, whereas this item would have been classified in interest income in prior periods. For additional information, see Note 7F.
Reclassification of Certain Tax Effects from AOCI––We early adopted a new accounting standard that provides guidance on the reclassification of certain tax effects from AOCI. Under the new guidance, we elected to reclassify the stranded tax amounts related to the TCJA from AOCI to Retained earnings. We adopted the new accounting standard utilizing the modified retrospective method, and recorded the cumulative effect of adopting the standard as an adjustment to increase the opening balance of Retained earnings by $495 million, primarily due to the effect of the change in the U.S. Federal corporate tax rate. The impact on other stranded tax amounts related to the application of the TCJA was not material to our consolidated financial statements.
Classification of Certain Transactions in the Statement of Cash Flows––We retrospectively adopted an accounting standard that changed the presentation of certain information in the consolidated statements of cash flows, including the classification of:

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debt prepayment and extinguishment costs, resulting in an increase in Operating activities––Other adjustments, net and a decrease in Financing activities––Other financing activities, net of $7 million for the year ended December 31, 2018; and

•
accreted interest on the settlement of commercial paper debt instruments, resulting in a decrease in Operating activities––Other adjustments, net, and an increase in Financing activities––Other financing activities, net of $83 million for the year ended December 31, 2018.

The new standard also establishes guidance on the classification of certain cash flows related to contingent consideration in a business acquisition. Cash payments made soon after a business acquisition date will be classified as Investing activities, while payments made thereafter will be classified as Financing activities. Payments made in excess of the amount of the original contingent consideration liability will be classified as Operating activities. The adoption of this guidance did not have a material impact to our consolidated financial statements.
Presentation of Restricted Cash in the Statement of Cash Flows––We adopted, on a retrospective basis, the new accounting standard, which requires that restricted cash and restricted cash equivalents be included with Cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown in the consolidated statements of cash flows. As a result, for the year ended December 31, 2018, $2 million is presented as a decrease in Cash, cash equivalents, restricted cash and restricted cash equivalents.
Definition of a Business––We prospectively adopted the standard for determining whether business development transactions should be accounted for as acquisitions (or disposals) of assets or businesses. If substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset, the transaction will not qualify for treatment as a business. To be considered a business, a set of integrated activities and assets must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create outputs, without regard as to whether a purchaser could replace missing elements. In addition, the definition of the term “output” has been narrowed to make it consistent with the updated revenue recognition guidance. In 2018, there was no impact to our consolidated financial statements from the adoption of this new standard.
Derecognition of Nonfinancial Assets––We prospectively adopted the standard, which applies to the full or partial sale or transfer of nonfinancial assets, including intangible assets, real estate and inventory. The standard provides that the gain or loss is determined by the difference between the consideration received and the carrying value of the asset. In 2018, there was no impact to our consolidated financial statements from the adoption of this new standard.
Accounting for Modifications of Share-Based Payment Awards––We prospectively adopted the standard, which clarifies that certain changes in the terms or conditions of a share-based payment award be accounted for as a modification. There was no impact to our consolidated financial statements from the adoption of this new standard.
Impacts to our Consolidated Financial Statements––The impacts on our prior period consolidated financial statements of adopting the new standards described above are summarized in the following tables:

Adoption of the standard related to pension and postretirement benefit costs impacted our prior period consolidated statements of income as follows:
	2017
(MILLIONS OF DOLLARS)	As Previously Reported	Effect of Change Higher/(Lower)	As Restated
Cost of sales	$11,240	$(12)	$11,228
Selling, informational and administrative expenses	14,784	20	14,804
Research and development expenses	7,657	27	7,683
Restructuring charges and certain acquisition-related costs	487	(136)	351
Other (income)/deductions––net	1,315	101	1,416
Income from continuing operations before provision for taxes on income	12,305	—	12,305

	2016
(MILLIONS OF DOLLARS)	As Previously Reported	Effect of Change Higher/(Lower)	As Restated
Cost of sales	$12,329	$(7)	$12,322
Selling, informational and administrative expenses	14,837	7	14,844
Research and development expenses	7,872	20	7,892
Restructuring charges and certain acquisition-related costs	1,724	(159)	1,565
Other (income)/deductions––net	3,655	139	3,794
Income from continuing operations before provision for taxes on income	8,351	—	8,351

Adoption of the standards impacted our consolidated balance sheet as follows:
		Effect of New Accounting Standards Higher/(Lower)
(MILLIONS OF DOLLARS)	As Previously Reported Balance at December 31, 2017	Revenues	Financial Assets and Liabilities	Income Tax Accounting	Reclassification of Certain Tax Effects from AOCI	Balance at January 1, 2018
Trade accounts receivable	$8,221	$13	$—	$—	$—	$8,234
Inventories	7,578	(11)	—	—	—	7,567
Current tax assets	3,050	(11)	—	(3)	—	3,036
Noncurrent deferred tax assets and other noncurrent tax assets	1,855	(17)	—	—	—	1,838
Other noncurrent assets	3,227	—	—	(204)	—	3,023
Other current liabilities	11,115	(123)	—	—	—	10,992
Noncurrent deferred tax liabilities	3,900	106	—	(18)	—	3,988
Other noncurrent liabilities	6,149	(459)	—	—	—	5,690
Retained earnings	85,291	450	419	(189)	495	86,466
Accumulated other comprehensive loss	(9,321)	—	(419)	—	(495)	(10,235)

Adoption of the standards related to the classification of certain transactions in the statements of cash flows and the presentation of restricted cash in the statement of cash flows impacted our consolidated statement of cash flows as follows:

	2017
		Effect of New Accounting Standards Inflow/(Outflow)
(MILLIONS OF DOLLARS)	As Previously Reported	Cash Flow Classification	Restricted Cash	As Restated
Operating Activities
Other adjustments, net	$50	$294	$—	$344
Other changes in assets and liabilities, net of acquisitions and divestitures––Other assets	(31)	—	38	7
Investing Activities
Proceeds from redemptions/sales of short-term investments	10,307	—	(5)	10,302
Proceeds from redemptions/sales of long-term investments	3,594	—	(14)	3,579
Other investing activities, net	650	21	—	671
Financing Activities
Principal payments on short-term borrowings	(9,990)	43	—	(9,947)
Net proceeds from short-term borrowings with original maturities of three months or less	1,401	20	—	1,422
Other financing activities, net	(233)	(378)	—	(611)
Net decrease in cash and cash equivalents and restricted cash and cash equivalents	(1,254)	—	19	(1,235)
Cash and cash equivalents and restricted cash and cash equivalents, beginning	2,595	—	70	2,666
Cash and cash equivalents and restricted cash and cash equivalents, ending	1,342	—	89	1,431

	2016
		Effect of New Accounting Standards Inflow/(Outflow)
(MILLIONS OF DOLLARS)	As Previously Reported	Cash Flow Classification	Restricted Cash	As Restated
Operating Activities
Other adjustments, net	$208	$278	$—	$487
Other changes in assets and liabilities, net of acquisitions and divestitures––Other assets	(60)	—	13	(47)
Investing Activities
Proceeds from redemptions/sales of short-term investments	29,436	—	(22)	29,414
Proceeds from redemptions/sales of long-term investments	11,254	—	14	11,268
Other investing activities, net	51	28	—	80
Financing Activities
Principal payments on short-term borrowings	(5,102)	9	—	(5,093)
Net (payments on)/proceeds from short-term borrowings with original maturities of three months or less	(3,084)	24	—	(3,060)
Other financing activities, net	(196)	(340)	—	(536)
Net decrease in cash and cash equivalents and restricted cash and cash equivalents	(1,046)	—	5	(1,041)
Cash and cash equivalents and restricted cash and cash equivalents, beginning	3,641	—	65	3,707
Cash and cash equivalents and restricted cash and cash equivalents, ending	2,595	—	70	2,666

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheet that sum to the total of the same amounts shown in the consolidated statements of cash flows:

(MILLIONS OF DOLLARS)	December 31, 2018	December 31, 2017
Cash and cash equivalents	$1,139	$1,342
Restricted cash and cash equivalents in Short-term investments	32	—
Restricted cash and cash equivalents in Long-term investments	55	—
Restricted cash and cash equivalents in Other current assets	—	14
Restricted cash and cash equivalents in Other noncurrent assets	—	75
Total cash and cash equivalents and restricted cash and cash equivalents shown in the consolidated balance sheets	$1,225	$1,431

Amounts included in restricted cash represent those required to be set aside by a contractual agreement in connection with ongoing litigation or to secure delivery of Pfizer medicines at the agreed upon terms. The restriction will lapse upon the resolution of the litigation or the proper delivery of the medicines.
C. Estimates and Assumptions

In preparing the consolidated financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures, including amounts recorded and disclosed in connection with acquisitions. These estimates and underlying assumptions can impact all elements of our financial statements. For example, in the consolidated statements of income, estimates are used when accounting for deductions from revenues (such as rebates, chargebacks, sales allowances and sales returns), determining the cost of inventory that is sold, allocating cost in the form of depreciation and amortization, and estimating restructuring charges and the impact of contingencies, as well as determining provisions for taxes on income. On the consolidated balance sheets, estimates are used in determining the valuation and recoverability of assets, such as accounts receivable, investments, inventories, deferred tax assets, fixed assets and intangible assets (including acquired IPR&D assets), and estimates are used in determining the reported amounts of liabilities, such as taxes payable, benefit obligations, accruals for contingencies, rebates, chargebacks, sales allowances and sales returns, and restructuring reserves, all of which also impact the consolidated statements of income.

Our estimates are often based on complex judgments and assumptions that we believe to be reasonable, but that can be inherently uncertain and unpredictable. If our estimates and assumptions are not representative of actual outcomes, our results could be materially impacted.

As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions. We are subject to risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in the healthcare environment, competition, litigation, legislation and regulations. We regularly evaluate our estimates and assumptions using historical experience and expectations about the future. We adjust our estimates and assumptions when facts and circumstances indicate the need for change.

For information on estimates and assumptions in connection with the TCJA, see Notes to Consolidated Financial Statements––Note 5A. Tax Matters: Taxes on Income from Continuing Operations.
D. Acquisitions

Our consolidated financial statements include the operations of acquired businesses after the completion of the acquisitions. We account for acquired businesses using the acquisition method of accounting, which requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet. Transaction costs are expensed as incurred. Any excess of the consideration transferred over the assigned values of the net assets acquired is recorded as goodwill. When we acquire net assets that do not constitute a business, as defined in U.S. GAAP, no goodwill is recognized and acquired IPR&D is expensed.

Contingent consideration in a business combination is included as part of the acquisition cost and is recognized at fair value as of the acquisition date. Fair value is generally estimated by using a probability-weighted discounted cash flow approach. Any liability resulting from contingent consideration is remeasured to fair value at each reporting date until the contingency is resolved. These changes in fair value are recognized in earnings in Other (income)/deductions––net.

Amounts recorded in connection with an acquisition can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.

E. Fair Value

We are often required to measure certain assets and liabilities at fair value, either upon initial recognition or for subsequent accounting or reporting. For example, we use fair value extensively in the initial recognition of net assets acquired in a business combination, when measuring certain impairment losses and when accounting for and reporting of certain financial instruments. We estimate fair value using an exit price approach, which requires, among other things, that we determine the price that would be received to sell an asset or paid to transfer a liability in an orderly market. The determination of an exit price is considered from the perspective of market participants, considering the highest and best use of non-financial assets and, for liabilities, assuming that the risk of non-performance will be the same before and after the transfer.

When estimating fair value, depending on the nature and complexity of the asset or liability, we may use one or all of the following techniques:

•	Income approach, which is based on the present value of a future stream of net cash flows.

•	Market approach, which is based on market prices and other information from market transactions involving identical or comparable assets or liabilities.

•	Cost approach, which is based on the cost to acquire or construct comparable assets, less an allowance for functional and/or economic obsolescence.

Our fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (Level 1 inputs).

•
Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are directly or indirectly observable, or inputs that are derived principally from, or corroborated by, observable market data by correlation or other means (Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (Level 3 inputs).

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.

F. Foreign Currency Translation

For most of our international operations, local currencies have been determined to be the functional currencies. We translate functional currency assets and liabilities to their U.S. dollar equivalents at exchange rates in effect as of the balance sheet date and we translate functional currency income and expense amounts to their U.S. dollar equivalents at average exchange rates for the period. The U.S. dollar effects that arise from changing translation rates are recorded in Other comprehensive income/(loss). The effects of converting non-functional currency monetary assets and liabilities into the functional currency are recorded in Other (income)/deductions––net. For operations in highly inflationary economies, we translate monetary items at rates in effect as of the balance sheet date, with translation adjustments recorded in Other (income)/deductions––net, and we translate non-monetary items at historical rates.

G. Revenues and Trade Accounts Receivable

On January 1, 2018, we adopted a new accounting standard for revenue recognition. For further information, see Note 1B.
We recorded direct product sales and/or alliance revenues of more than $1 billion for each of ten products in 2018 and for each of nine products in 2017 and 2016. In the aggregate, these direct products sales and/or alliance product revenues represent 51% of our revenues in 2018, 46% of our revenues in 2017 and 43% of our revenues in 2016. See Note 18C for additional information. The loss or expiration of intellectual property rights can have a significant adverse effect on our revenues as our contracts with customers will generally be at lower selling prices due to added competition and we generally provide for higher sales returns during the period in which individual markets begin to near the loss or expiration of intellectual property rights. Our Consumer Healthcare business includes OTC brands with a focus on dietary supplements, pain management, gastrointestinal and respiratory and personal care. We sell biopharmaceutical products after patent expiration, and under patent, and, to a much lesser extent, consumer healthcare products worldwide to developed and emerging market countries.
Revenue Recognition––We record revenues from product sales when there is a transfer of control of the product from us to the customer. We determine transfer of control based on when the product is shipped or delivered and title passes to the customer.

•
Customers––Our biopharmaceutical products are sold principally to wholesalers but we also sell directly to retailers, hospitals, clinics, government agencies and pharmacies, and, in the case of our vaccine products in the U.S., we primarily sell directly to the CDC, wholesalers, individual provider offices, retail pharmacies and integrated delivery networks. Our consumer healthcare customers include retailers and, to a lesser extent, wholesalers and distributors.

Biopharmaceutical products that ultimately are used by patients are generally covered under governmental programs, managed care programs and insurance programs, including those managed through pharmacy benefit managers, and are subject to sales allowances and/or rebates payable directly to those programs. Those sales allowances and rebates are generally negotiated, but government programs may have legislated amounts by type of product (e.g., patented or unpatented).

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Our Sales Contracts––Sales on credit are typically under short-term contracts. Collections are based on market payment cycles common in various markets, with shorter cycles in the U.S. Sales are adjusted for sales allowances, chargebacks, rebates and sales returns and cash discounts. Sales returns occur due to loss of exclusivity, product recalls or a changing competitive environment.

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Deductions from Revenues––Our gross product revenues are subject to a variety of deductions, which generally are estimated and recorded in the same period that the revenues are recognized. Such variable consideration represents chargebacks, rebates, sales allowances and sales returns. These deductions represent estimates of the related obligations and, as such, knowledge and judgment is required when estimating the impact of these revenue deductions on gross sales for a reporting period.

Specifically:

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In the U.S., we sell our products to distributors and hospitals under our sales contracts. However, we also have contracts with managed care or pharmacy benefit managers and legislatively mandated contracts with the federal and state governments under which we provide rebates to them based on medicines utilized by the lives they cover. We record provisions for Medicare, Medicaid, and performance-based contract pharmaceutical rebates based upon our experience ratio of rebates paid and actual prescriptions written during prior quarters. We apply the experience ratio to the respective period’s sales to determine the rebate accrual and related expense. This experience ratio is evaluated regularly to ensure that the historical trends are as current as practicable. We estimate discounts on branded prescription drug sales to Medicare Part D participants in the Medicare “coverage gap,” also known as the “doughnut hole,” based on the historical experience of beneficiary prescriptions and consideration of the utilization that is expected to result from the discount in the coverage gap. We evaluate this estimate regularly to ensure that the historical trends and future expectations are as current as practicable. For performance-based contract rebates, we also consider current contract terms, such as changes in formulary status and rebate rates.

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Outside the U.S., the majority of our pharmaceutical sales allowances are contractual or legislatively mandated and our estimates are based on actual invoiced sales within each period, which reduces the risk of variations in the estimation process. In certain European countries, rebates are calculated on the government’s total unbudgeted pharmaceutical spending or on specific product sales thresholds and we apply an estimated allocation factor against our actual invoiced sales to project the expected level of reimbursement. We obtain third-party information that helps us to monitor the adequacy of these accruals.

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Provisions for pharmaceutical chargebacks (primarily reimbursements to U.S. wholesalers for honoring contracted prices to third parties) closely approximate actual amounts incurred, as we settle these deductions generally within two to five weeks of incurring the liability.

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Provisions for pharmaceutical sales returns are based on a calculation for each market that incorporates the following, as appropriate: local returns policies and practices; historical returns as a percentage of sales; an understanding of the reasons for past returns; estimated shelf life by product; an estimate of the amount of time between shipment and return or lag time; and any other factors that could impact the estimate of future returns, such as loss of exclusivity, product recalls or a changing competitive environment. Generally, returned products are destroyed, and customers are refunded the sales price in the form of a credit.

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We record sales incentives as a reduction of revenues at the time the related revenues are recorded or when the incentive is offered, whichever is later. We estimate the cost of our sales incentives based on our historical experience with similar incentives programs to predict customer behavior.

Our accruals for Medicare rebates, Medicaid and related state program rebates, performance-based contract rebates, chargebacks, sales allowances and sales returns and cash discounts totaled $5.4 billion as of December 31, 2018 and $4.9 billion as of December 31, 2017.

The following table provides information about the balance sheet classification of these accruals:
	As of December 31,
(MILLIONS OF DOLLARS)	2018	2017
Reserve against Trade accounts receivable, less allowance for doubtful accounts	$1,288	$1,352

Other current liabilities:
Accrued rebates	3,208	2,674
Other accruals	531	512

Other noncurrent liabilities	399	385
Total accrued rebates and other accruals	$5,426	$4,923

The accrued rebates increased from the prior year-end due to an increase in Medicare rebates driven by increased sales of IH products through this channel.
Amounts recorded for revenue deductions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.

Taxes collected from customers relating to product sales and remitted to governmental authorities are excluded from Revenues.

Trade Accounts Receivable—Trade accounts receivable are stated at their net realizable value. The allowance against gross trade accounts receivable reflects the best estimate of probable losses inherent in the receivables portfolio determined on the basis of historical experience, specific allowances for known troubled accounts and other current information. Trade accounts receivable are written off after all reasonable means to collect the full amount (including litigation, where appropriate) have been exhausted.

H. Collaborative Arrangements

Payments to and from our collaboration partners are presented in our consolidated statements of income based on the nature of the arrangement (including its contractual terms), the nature of the payments and applicable accounting guidance. Under co-promotion agreements, we record the amounts received from our collaboration partners as alliance revenues, a component of Revenues, when our collaboration partners are the principal in the transaction and we receive a share of their net sales or profits. Alliance revenues are recorded as we perform co-promotion services for the collaboration and the collaboration partners sell the products to their customers within the applicable period. The related expenses for selling and marketing these products are included in Selling, informational and administrative expenses. In collaborative arrangements where we manufacture a product for our collaboration partners, we record revenues when we transfer control of the product to our collaboration partners. In collaboration arrangements where we are the principal in the transaction, we record amounts paid to collaboration partners for their share of net sales or profits earned, and all royalty payments to collaboration partners as Cost of sales. Royalty payments received from collaboration partners are included in Other (income)/deductions—net.
Reimbursements to or from our collaboration partners for development costs are recorded net in Research and development expenses. Upfront payments and pre-approval milestone payments due from us to our collaboration partners in development stage collaborations are recorded as Research and development expenses. Milestone payments due from us to our collaboration partners after regulatory approval has been attained for a medicine are recorded in Identifiable intangible assets—Developed technology rights. Upfront and pre-approval milestone payments earned from our collaboration partners by us are recognized in Other (income)/deductions—net over the development period for the collaboration products, when our performance obligations include providing R&D services to our collaboration partners. Upfront, pre-approval and post-approval milestone payments earned by us may be recognized in Other (income)/deductions—net immediately when earned or over other periods depending upon the nature of our performance obligations in the applicable collaboration. Where the milestone event is regulatory approval for a medicine, we generally recognize milestone payments due to us in the transaction price when regulatory approval in the applicable jurisdiction has been attained. We may recognize milestone payments due to us in the transaction price earlier than the milestone event in certain circumstances when recognition of the income would not be probable of a significant reversal.
On January 1, 2018, we adopted a new accounting standard on revenue recognition (see Note 1B). As a result of the adoption, we recognized the following cumulative effect adjustments related to collaboration arrangements to Retained earnings:

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$394 million (pre-tax) for collaborative arrangements where upfront, pre-approval and regulatory approval milestone payments received from our collaboration partners are recognized in Other (income)/deductions—net over a reduced period. Under the new standard, the income from upfront and pre-approval milestone payments due to us is typically recognized over the development period for the collaboration when our performance obligation, in addition to granting a license, is to provide R&D services to our collaboration partners, and major regulatory approval milestones are typically recognized immediately when earned as the related development period has ended. The income from upfront and milestone payments is typically recognized immediately as earned if our performance obligation, in addition to granting a license, is only for commercialization activities. Under the old standard, this income was recognized over the combined development and estimated commercialization (including co-promotion) period for the collaboration products.

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$82 million (pre-tax) for collaborative arrangements where we manufacture products for our collaboration partners and recognize Revenues and Cost of sales for product shipments at an earlier point in time. Under the new standard, revenue is recognized when we transfer control of the products to our collaboration partners. Under the old standard, revenue was recognized when our collaboration partners sell the products and transfer title to their third party customers.

I. Cost of Sales and Inventories

We carry inventories at the lower of cost or net realizable value. The cost of finished goods, work in process and raw materials is determined using average actual cost. We regularly review our inventories for impairment and reserves are established when necessary.

J. Selling, Informational and Administrative Expenses

Selling, informational and administrative costs are expensed as incurred. Among other things, these expenses include the internal and external costs of marketing, advertising, shipping and handling, information technology and legal defense. Advertising expenses totaled approximately $3.1 billion in 2018, $3.1 billion in 2017 and $3.2 billion in 2016. Production costs are expensed as incurred and the costs of radio time, television time and space in publications are expensed when the related advertising occurs.
K. Research and Development Expenses

R&D costs are expensed as incurred. These expenses include the costs of our proprietary R&D efforts, as well as costs incurred in connection with certain licensing arrangements. Before a compound receives regulatory approval, we record upfront and milestone payments made by us to third parties under licensing arrangements as expense. Upfront payments are recorded when incurred, and milestone payments are recorded when the specific milestone has been achieved. Once a compound receives regulatory approval, we record any milestone payments in Identifiable intangible assets, less accumulated amortization and, unless the asset is determined to have an indefinite life, we amortize the payments on a straight-line basis over the remaining agreement term or the expected product life cycle, whichever is shorter.

R&D expenses related to upfront and milestone payments for intellectual property rights totaled $197 million in 2018, $169 million in 2017 and $82 million in 2016. For additional information, see Note 2E.

L. Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets

Long-lived assets include:

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Property, plant and equipment, less accumulated depreciation—These assets are recorded at cost and are increased by the cost of any significant improvements after purchase. Property, plant and equipment assets, other than land and construction in progress, are depreciated on a straight-line basis over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

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Identifiable intangible assets, less accumulated amortization—These acquired assets are recorded at fair value. Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Intangible assets with indefinite lives that are associated with marketed products are not amortized until a useful life can be determined.

•	Goodwill—Goodwill represents the excess of the consideration transferred for an acquired business over the assigned values of its net assets. Goodwill is not amortized.

Amortization expense related to finite-lived acquired intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property is included in Amortization of intangible assets as these intangible assets benefit multiple business functions. Amortization expense related to intangible assets that are associated with a single function and depreciation of property, plant and equipment are included in Cost of sales, Selling, informational and administrative expenses and/or Research and development expenses, as appropriate.

We review all of our long-lived assets for impairment indicators throughout the year. We perform impairment testing for indefinite-lived intangible assets and goodwill at least annually and for all other long-lived assets whenever impairment indicators are present. When necessary, we record charges for impairments of long-lived assets for the amount by which the fair value is less than the carrying value of these assets.

Specifically:

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For finite-lived intangible assets, such as developed technology rights, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

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For indefinite-lived intangible assets, such as Brands and IPR&D assets, when necessary, we determine the fair value of the asset and record an impairment loss, if any, for the excess of book value over fair value. In addition, in all cases of an impairment review other than for IPR&D assets, we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate.

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For goodwill, when necessary, we determine the fair value of each reporting unit and compare that value to its book value. If the carrying amount is found to be greater, we then determine the implied fair value of goodwill by subtracting the fair value of all the identifiable net assets other than goodwill from the fair value of the reporting unit and record an impairment loss, if any, for the excess of the book value of goodwill over the implied fair value.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.

M. Restructuring Charges and Certain Acquisition-Related Costs

We may incur restructuring charges in connection with acquisitions when we implement plans to restructure and integrate the acquired operations or in connection with our cost-reduction and productivity initiatives. Included in Restructuring charges and certain acquisition-related costs are all restructuring charges, as well as certain other costs associated with acquiring and integrating an acquired business. If the restructuring action results in a change in the estimated useful life of an asset, that incremental impact is classified in Cost of sales, Selling, informational and administrative expenses and/or Research and development expenses, as appropriate. Termination costs are generally recorded when the actions are probable and estimable. Transaction costs, such as banking, legal, accounting and other similar costs incurred in connection with a business acquisition are expensed as incurred.

Amounts recorded for restructuring charges and other associated costs can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.

N. Cash Equivalents and Statement of Cash Flows
On January 1, 2018, we adopted standards related to the classification of certain transactions in the statements of cash flows and the presentation of restricted cash in the statement of cash flow. For further information, see Note 1B.
Cash equivalents include items almost as liquid as cash, such as certificates of deposit and time deposits with maturity periods of three months or less when purchased. If items meeting this definition are part of a larger investment pool, we classify them as Short-term investments.
Cash flows associated with financial instruments designated as fair value or cash flow hedges may be included in operating, investing or financing activities, depending on the classification of the items being hedged. Cash flows associated with financial instruments designated as net investment hedges are classified according to the nature of the hedge instrument. Cash flows associated with financial instruments that do not qualify for hedge accounting treatment are classified according to their purpose and accounting nature.

O. Investments and Derivative Financial Instruments
On January 1, 2018, we adopted new accounting standards for financial assets and liabilities as well as accounting for hedging activities. For further information, see Note 1B.
Our investments are comprised of the following: trading funds and securities, available-for-sale securities, held-to-maturity securities (when we have both the positive intent and ability to hold the investment to maturity) and private equity securities. The classification of an investment can depend on the nature of the investment, our intent and ability to hold the investment, and the degree to which we may exercise influence.

•	Trading securities are carried at fair value, with changes in fair value reported in Other (income)/deductions—net.

•	Available-for-sale debt securities are carried at fair value, with changes in fair value reported in Other comprehensive income/(loss) until realized.

•	Held-to-maturity debt securities are carried at amortized cost.

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Private equity securities are carried at equity-method or at cost. For additional information, see Note 1B. For equity investments where we have significant influence over the financial and operating policies of the investee, we use the equity-method of accounting. Under the equity-method, we record our share of the investee’s income and expenses in Other (income)/deductions—net. The excess of the cost of the investment over our share of the equity of the investee as of the acquisition date is allocated to the identifiable assets of the investee, with any remaining excess amount allocated to goodwill. Such investments are initially recorded at cost, which typically does not include amounts of contingent consideration.

Realized gains or losses on sales of investments are determined by using the specific identification cost method.

We regularly evaluate all of our financial assets for impairment. For investments in debt and equity securities, when a decline in fair value, if any, is determined to be other-than-temporary, an impairment charge is recorded and a new cost basis in the investment is established.

Derivative financial instruments are carried at fair value in various balance sheet categories (see Note 7A), with changes in fair value reported in Net income or, for derivative financial instruments in certain qualifying hedging relationships, in Other comprehensive income/(loss) (see Note 7F).

A single estimate of fair value and impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.

P. Tax Assets and Liabilities and Income Tax Contingencies

On January 1, 2018, we adopted new accounting standards for income tax accounting as well as reclassification of certain tax effects from AOCI. For further information, see Note 1B.
Current tax assets primarily includes income tax receivables that are expected to be recovered either as refunds from taxing authorities or as a reduction to future tax obligations.

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws, including the TCJA enacted in December 2017. We provide a valuation allowance when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax-planning strategies, that would be implemented, if necessary, to realize the deferred tax assets. All deferred tax assets and liabilities within the same tax jurisdiction are presented as a net amount in the noncurrent section of our consolidated balance sheet.

Other taxes payable in our consolidated balance sheet as of December 31, 2018 includes liabilities for uncertain tax positions and the noncurrent portion of the repatriation tax liability on the deemed repatriated accumulated post-1986 foreign earnings recorded in connection with the TCJA for which we plan to elect, with the filing of our 2018 U.S. Federal Consolidated Income Tax Return, payment over eight years through 2026. See Note 5A for additional information.

We account for income tax contingencies using a benefit recognition model. If we consider that a tax position is more likely than not to be sustained upon audit, based solely on the technical merits of the position, we recognize the benefit. We measure the benefit by determining the amount that is greater than 50% likely of being realized upon settlement, presuming that the tax position is examined by the appropriate taxing authority that has full knowledge of all relevant information.

Under the benefit recognition model, if our initial assessment fails to result in the recognition of a tax benefit, we regularly monitor our position and subsequently recognize the tax benefit: (i) if there are changes in tax law, analogous case law or there is new information that sufficiently raise the likelihood of prevailing on the technical merits of the position to “more likely than not”; (ii) if the statute of limitations expires; or (iii) if there is a completion of an audit resulting in a favorable settlement of that tax year with the appropriate agency. We regularly re-evaluate our tax positions based on the results of audits of federal, state and local and foreign income tax filings, statute of limitations expirations, changes and clarification in tax law or receipt of new information that would either increase or decrease the technical merits of a position relative to the more-likely-than-not standard. Liabilities associated with uncertain tax positions are classified as current only when we expect to pay cash within the next 12 months. Interest and penalties, if any, are recorded in Provision/(benefit) for taxes on income and are classified on our consolidated balance sheet with the related tax liability.

Amounts recorded for valuation allowances and income tax contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.

Q. Pension and Postretirement Benefit Plans

On January 1, 2018, we adopted a new accounting standard for the presentation of net periodic pension and postretirement benefit cost. For further information, see Note 1B.
The majority of our employees worldwide are covered by defined benefit pension plans, defined contribution plans or both. In the U.S., we have both IRC-qualified and supplemental (non-qualified) defined benefit plans and defined contribution plans, as well as other postretirement benefit plans consisting primarily of medical insurance for retirees and their eligible dependents. We recognize the overfunded or underfunded status of each of our defined benefit plans as an asset or liability on our consolidated balance sheet. The obligations are generally measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. Our pension and other postretirement obligations may include assumptions such as expected employee turnover and participant mortality. For our pension plans, the obligation may also include assumptions as to future compensation levels. For our other postretirement benefit plans, the obligation may include assumptions as to the expected cost of providing medical insurance benefits, as well as the extent to which those costs are shared with the employee or others (such as governmental programs). Plan assets are measured at fair value. Net periodic pension and postretirement benefit costs other than the service costs are recognized in Other (income)/deductions—net.

Amounts recorded for pension and postretirement benefit plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.

R. Legal and Environmental Contingencies

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business, such as patent litigation, product liability and other product-related litigation, commercial litigation, environmental claims and proceedings, government investigations and guarantees and indemnifications. We record accruals for these contingencies to the extent that we conclude that a loss is both probable and reasonably estimable. If some amount within a range of loss appears to be a better estimate than any other amount within the range, we accrue that amount. Alternatively, when no amount within a range of loss appears to be a better estimate than any other amount, we accrue the lowest amount in the range. We record anticipated recoveries under existing insurance contracts when recovery is assured.
Amounts recorded for contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.

S. Share-Based Payments

Our compensation programs can include share-based payments. Generally, grants under share-based payment programs are accounted for at fair value and these fair values are generally amortized on a straight-line basis over the vesting terms into Cost of sales, Selling, informational and administrative expenses and/or Research and development expenses, as appropriate.

Amounts recorded for share-based compensation can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 1C.